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                             STOCKHOLDERS' AGREEMENT

                                      among

                          -----------------------------
                        ALGOS PHARMACEUTICAL CORPORATION,
                           ITS PRINCIPAL STOCKHOLDERS

                          -----------------------------
                                       and

                          -----------------------------
                       ITS SERIES A PREFERRED STOCKHOLDERS

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                        ALGOS PHARMACEUTICAL CORPORATION
                             STOCKHOLDERS' AGREEMENT

         STOCKHOLDERS' AGREEMENT (this "Agreement"), dated as of the date set forth on the execution page by and among Algos Pharmaceutical Corporation, a Delaware corporation (the "Company"), the individuals and entities listed on Schedule A attached hereto (each individually, a "Principal Stockholder" and collectively, the "Principal Stockholders,"), and each of the individuals and entities listed on Schedule B attached hereto (each individually an "Investor" and collectively, the "Investors") (each of the Principal Stockholders and the Investors is hereinafter referred to as a "Stockholder", it being understood and agreed that any holder of the Company's Common Stock or Series A Preferred Stock (each as defined below) during the term of this Agreement shall become a party to this Agreement and shall be referred to within the term "Stockholder").

                              W I T N E S S E T H:

         WHEREAS, the Company and the Investors have entered into a Subscription and Stock Purchase Agreement (the "Purchase Agreement") for the purchase of up to 80 Units (the "Units") consisting of 10,000 shares of the Company's Series A Preferred Stock per Unit (collectively, the "Offered Shares"); and

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         WHEREAS,  the Principal  Stockholders  own shares of Common Stock,  par value $.01, of the Company (the "Common Stock") as set forth in Schedule A attached hereto; and

         WHEREAS, the Investors have acquired shares of Series A Preferred Stock, $.01 par value per share, of the Company ("Series A Preferred Stock") as set forth on Schedule B attached hereto, which shares are convertible into Common Stock on a one-for-one basis; and

         WHEREAS, the Stockholders each desire to grant to the others certain rights in connection with the shares of Common Stock or Series A Preferred Stock now or hereafter owned by them (collectively, with any shares of Common Stock or Series A Preferred Stock hereafter issued by the Company during the term of this Agreement, the "Shares") as set forth herein.

         NOW, THEREFORE, in consideration of the mutual covenants herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

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                                    ARTICLE I

                               CERTAIN DEFINITIONS

         1.1 Certain Definitions. For purposes of this Agreement, the following terms shall have the following meanings:

         (a) "business day" shall mean any day except a Saturday, a Sunday or other day on which commercial banks are required or authorized to close in New York, New York.

         (b) "Final Closing Date" means the date on which the sale of all of the Offered Shares to be sold has occurred.

         (c)      "IPO" shall mean an initial public offering of the Common
Stock.

         (d) "Person" shall mean and include an individual, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or other department or agency thereof.

                                   ARTICLE II

                               TRANSFER OF SHARES

         2.1 Restrictions. No Stockholder shall sell, assign, pledge, or in any manner, transfer any of the Shares or any right or interest therein, to any Person (each such action, a "Transfer") except as permitted by this Agreement.

         2.2 Permitted Transfers. (a) Notwithstanding anything to the contrary contained herein, a Stockholder may at any time effect

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any of the following Transfers (each a "Permitted Transfer" and each transferee, a "Permitted Transferee":

                  (i) A  Stockholder's  Transfer  of any or all Shares  owned by
         such  Stockholder   following  such  Stockholder's  death  by  will  or
         intestacy to such Stockholder's legal representative, heir or legatee.

                  (ii) A Stockholder's Transfer of any or all Shares owned by such Stockholder as a gift or gifts during such Stockholder's lifetime to such Stockholder's spouse, children, grandchildren or a trust for the benefit of any of the foregoing.

                  (iii) A corporate Stockholder's Transfer of all Shares owned by it (i) pursuant to and in accordance with the terms of any merger, consolidation, reclassification of Shares or capital reorganization of such corporate Stockholder or (ii) pursuant to a sale of all or substantially all of the stock or assets of such Stockholder.

                  (iv) A Transfer  by a  Stockholder  which is made  pursuant to
         Section 2.3, 2.4, 2.5 or 2.6.

                  (v)  A Transfer by a Stockholder to the Company.

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                  (vi)  A  Transfer  by  an  Investor  to  another  Stockholder;
         provided   that,   upon  request  of  the  Company,   counsel  for  the
         transferring Investor shall prior to the Transfer deliver to the Company an opinion, in form and substance satisfactory to the Company, that such Transfer will not violate applicable securities law.

                  (b) In any such Transfer referred to above in Section 2.2(a) (other than a Sale of the Business as provided in Section 2.5 or a public offering pursuant to Section 2.6 in each of which events this Agreement shall terminate in accordance with the provisions of Section 4.9), the Permitted Transferee shall receive and hold such Shares subject to the provisions of this Agreement as if such Permitted Transferee were an original signatory hereto and shall be deemed to be a party to this Agreement.

         2.3 Right of First Refusal. (a) If an Investor shall at any time desire to sell any of his Shares (the "Selling Stockholders"), other than (i) to a Permitted Transferee, or (ii) in an offering registered under the Securities Act of 1933, as amended (the "Securities Act"), the Investor shall give notice (the "First Refusal Notice") to the Company and the Principal Stockholders. The First Refusal Notice shall specify (i) the price (which shall be payable all in cash) and other terms upon which the Investor is prepared to sell the Shares, (ii) the number of shares such Investor is prepared to sell, and (iii) the name of the Person or Persons offering to purchase the Shares (and if any such Person is

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an entity, the names of each of the individuals owning,  directly or indirectly, more  than  10% of the  equity  or  ownership  interests  of such  Person).  The
Principal Stockholders shall have the first option to purchase all (but not part) of the offered Shares at the price per share and on the other terms stated in the First Refusal Notice, pro rata in accordance with their then ownership of Shares in the Company. For purposes of the preceding sentence, a Principal Stockholder's stock ownership percentage shall be determined excluding the Selling Stockholder's share ownership. If within 20 days from the date of the First Refusal Notice, the Principal Stockholders do not notify the Selling Stockholder of their full exercise of their respective options to purchase their pro rata portion of the offered Shares, then the Selling Stockholder shall promptly notify those Principal Stockholders who or which have exercised their respective options, of the amount of offered Shares remaining, and those Principal Stockholders shall, for a period of 10 days thereafter, have the right to elect to purchase the remaining offered Shares in the same proportion that the amount of Shares they have individually committed to purchase pursuant to the exercise of their respective options bears to the aggregate amount of Shares committed to be purchased by all Stockholders, or otherwise as the Principal Stockholders electing to purchase the offered Shares shall agree amongst themselves in writing. If the Principal Stockholders do not exercise their options to purchase any of the offered Shares, or if they elect to purchase less than all of the offered Shares, then the Company shall thereafter have ten days from the expiration of the 30-day

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period  following  the date of the  First  Refusal  Notice  in which to elect to purchase all, but not less than all, of the offered Shares, or the balance of the offered Shares which the other Principal Stockholders have not elected to purchase. No option under this Section 2.3(a) to purchase the offered Shares shall be effective unless the exercise of such options by the Principal Stockholders and/or the Company shall be for all of the offered Shares. The closing of the sale of the offered Shares to the Principal Stockholders and/or the Company under this Section 2.3(a) shall occur within 10 business days after receipt by the Selling Stockholder of notice that the options for all of the offered Shares have been exercised, in accordance with Section 2.3(c).

         (b) If no option is exercised pursuant to Section 2.3(a) within 40 days after the date of the Selling Stockholder's First Refusal Notice, or if the Principal Stockholders and/or the Company fail to elect to purchase all of the offered Shares, then at any time within 90 days following the expiration of such 40-day period, the Selling Stockholder may sell all, but not less than all, of the offered Shares to the purchaser(s) identified in, at a price per share no less than the price (payable all in cash) and upon terms no less favorable than those stated in, the First Refusal Notice; provided that (i) prior to such sale, counsel for the Selling Stockholder shall have delivered to the Company an opinion, in form and substance satisfactory to the Company, that such sale will not violate the Securities Act, and (ii) any such purchaser shall have executed and delivered an agreement to be bound by the terms of

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this  Agreement as applicable  to the  transferor  Investor.  If the sale is not consummated within such 90-day period, any transfer of Shares will again be subject to the provisions of this Section 2.3.

         (c) If the Principal Stockholders and/or the Company elect to purchase all of the Shares offered for sale by a Selling Stockholder pursuant to this
Section 2.3, the closing of the purchase shall take place within ten business days after the Selling Stockholder has received notice of the options' exercise, at the Company's office, or at such other time, place or date as the parties may agree. At the closing, the Selling Stockholder shall sell, transfer and deliver to the Company and/or those Principal Stockholders electing to purchase the same, certificates representing the offered Shares, free and clear of all liens, security interests or adverse claims of any nature, duly endorsed for transfer, and with all applicable stock transfer taxes paid and the Company and/or those Principal Stockholders electing to purchase the offered Shares shall deliver to the Selling Stockholder, in full payment of the purchase price for the offered Shares, a certified or bank check or checks in the amount of the purchase price for the offered Shares. If the person selling the Shares is the executor of the estate of a deceased Investor, he shall also deliver to the Company and/or the Principal Stockholders purchasing the Shares copies of letters testamentary or letters of administration evidencing his appointment and qualification.

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         2.4 Sales by Principal Stockholders Subject to Tag-Along Rights. (a) In
the event that any of the Principal Stockholders proposes to effect a Transfer (other than a Permitted Transfer described in Section 2.2(a) above) of any of the Shares owned by it (the "Transfer Stock"), then such Stockholder (the "Selling Principal Stockholder") shall promptly give written notice (the "Notice") to the Company and the Investors at least thirty days prior to the closing of such Transfer. The Notice shall describe in reasonable detail the proposed Transfer including, without limitation, the name of, and the number of shares of Stock to be purchased by, the transferee, the purchase price of each share of Transfer Stock to be sold, any other significant terms of such sale and the date such proposed sale is expected to be consummated, it being understood that if such proposed Transfer by the Selling Principal Stockholder is in a public offering pursuant to a registration statement filed under Section 2.7, the provisions of this Section 2.4 shall not apply.

         (b) Subject to the provisions of Section 2.6, each Investor shall have the right, exercisable upon irrevocable written notice to the Selling Principal Stockholder within twenty days after receipt of the Notice, to participate in such sale of Transfer Stock on the same terms and conditions as set forth in the Notice, including, without limitation, the making of all representations, warranties, several (and not joint and several) indemnifications (including participating in any escrow arrangements) and similar agreements, and to sell all or any portion of the number of the

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Shares owned by it as determined in accordance  with the  calculation  set forth below. Each Investor electing to participate in the sale described in the Notice (each a "Participant") shall indicate in its notice of election to the Selling Principal Stockholder the maximum number of its Shares it desires to sell in such sale. Each such Participant shall be entitled to sell a "pro rata portion" of such maximum number. To the extent one or more of the Stockholders exercise such right of participation in accordance with the terms and conditions set forth in this  section  2.4,  the  number of shares of  Transfer  Stock that the
Selling   Principal   Stockholder   may  sell  in  the   transaction   shall  be
correspondingly reduced. For purposes of this Section 2.4, "pro rata portion" shall mean for any Participant the number of Shares determined by multiplying
(i) the total number of Shares owned by such Participant by (ii) a fraction the numerator of which is the number of Shares of Transfer Stock proposed to be sold in the Notice and the denominator of which is the sum of (A) the total number of Shares owned by the Selling Principal Stockholder immediately prior to the sale proposed in the Notice and (B) the total number of Shares owned by all of the Participants. Not later than 5 days prior to the date scheduled for such sale, the Selling Principal Stockholder shall provide notice to each Participant of the "pro rata portion" of Shares to be sold by such Participant in such sale.

         (c) Any Participant shall effect its participation in the sale by delivering on the date scheduled for such sale to the Selling Principal Stockholder for delivery to the prospective transferee one or more certificates, in proper form for transfer,

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which represent the number of Shares which such  Participant is entitled to sell in accordance with this Section 2.4. Such stock certificate or certificates that any Participant delivers to the Selling Principal Stockholder shall be delivered on such date to such transferee in consummation of the sale of the Shares pursuant to the terms and conditions specified in the Notice, and the Selling
Principal   Stockholder  shall   concurrently   therewith  remit  to  each  such
Participant that portion of the sale proceeds to which such Participant is entitled by reason of its participation in such sale. The Selling Principal Stockholder's sale of Shares in any sale proposed in a Notice shall be effected on the terms and conditions set forth in such Notice.

         (d) The exercise or non-exercise of the rights of the Stockholders hereunder to participate in one or more sales of Shares made by the Selling Principal Stockholder shall not adversely affect their rights to participate in subsequent sales of Shares subject to this Section 2.4.

         2.5 Grant by Investors of Bring-Along Rights. (a) Each time the Stockholders of the Company meet, or act by written consent in lieu of meeting, for the purpose of approving a "Sale of the Business" (as such term is hereinafter defined), each Investor agrees to vote all of its Shares as directed by a majority of the Company's Board of Directors (the "Board"). In order to effect the foregoing covenant, each Investor hereby grants to the Board with respect to all of such Investor's Shares an irrevocable proxy (which is deemed to be coupled with an interest) for the term

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of this  Agreement  with  respect to any  Stockholder  vote or action by written consent to effect the Sale of the Business. As used herein, "Sale of the Business" shall mean any transaction or series of transactions (whether structured as a stock sale, merger, consolidation, reorganization, asset sale or otherwise) negotiated on an arm's-length basis, which results in the sale or transfer of all or substantially all of the assets or shares of capital stock of the Company to an unaffiliated bona fide third party in which all consideration payable to holders of the Common Stock and the Series A Preferred Stock is distributed pro rata pursuant to stock ownership.

         (b) In furtherance of its covenants in Section 2.5(a), each Investor hereby agrees to cooperate fully with the Principal Stockholders and the purchaser in any such Sale of the Business to execute and deliver all documents and instruments as the Principal Stockholders and the purchaser request to effect such Sale of the Business, including, without limitation, the making of all representations and warranties relating to such Investor and its holding of Shares and several (and not joint and several) indemnifications (including participating in any escrow arrangements) and similar arrangements, but excluding employment agreements and covenants not to compete (the determination of whether or not to enter into any such agreements being in the sole and absolute discretion of each Stockholder). The Principal Stockholders agree that upon such Sale of the Business each Investor will receive its pro rata share of the consideration paid

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by the purchaser determined on the basis of such Investor's Share ownership.

         2.6 Registration Rights. (a) If at any time after the earlier of (x) 270 days following an IPO and (y) five years from the Final Closing Date (as defined in Section 1.1), any group of Stockholders desires to effect a Transfer of any or all of its Shares which Transfer, in the opinion of the Company's counsel, requires the registration of such Shares by the Company, then such Stockholders may request that the Company proceed with the relevant registration of the Shares to be so transferred subject to the conditions set forth in
Section 2.6(b) and the Company shall give prompt notice thereof to all of the other Stockholders. Any Stockholder who gives notice to the Company within ten
(10) business days after its receipt of the Company's notice, of its desire to effect a Transfer of any or all of its Shares may also request that the Company proceed with the relevant registration of such Shares subject to the conditions set forth in Section 2.6(b) (all of such Stockholders requiring the registration of their Shares collectively referred to as a "Demanding Group").

         (b) Subject to the terms set forth below, at the request of any such Demanding Group pursuant to Section 2.6(a), the Company shall, as expeditiously as possible, use its reasonable best efforts to effect the registration or qualification of all of the Shares held by such Demanding Group (or so much thereof as such Investors shall have specified in such request) with, and give notice to or obtain approval by, any governmental authority under any federal or state law which may be required to permit the sale

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or the  disposition (in accordance  with the intended  methods  thereof) of such
Shares, and upon such registration such Transfers may be effected in conformity therewith. Notwithstanding anything herein to the contrary, the Company shall not be obligated to effect registration under the Securities Act pursuant to the preceding sentence (i) on more than one occasion at the request of any one Demanding Group; provided that if, after requesting registration, such Demanding Group can only sell less than 50% of the Shares specified to be sold in such request as a result of underwriters' cutbacks, then such Demanding Group shall not be deemed to have exercised its right to the demand registration to which it is entitled hereunder but there shall have been an effective registration statement of the Company for purposes of clause (ii) of this Section 2.6(b),
(ii) within 12 months of an effective registration statement of the Company under the Securities Act, (iii) unless the Demanding Group holds Shares with a minimum aggregate fair value (determined in good faith by the Board of Directors) of $5 million, and if such Demanding Group consists solely of Investors, holds more than 25% of the total number of Offered Shares outstanding on the date of such request, or (iv) if the Board of Directors of the Company determines in the exercise of its reasonable judgment that due to a pending or contemplated acquisition or disposition, to effect such registration at such time would have a material adverse effect on the Company or the Company and its subsidiaries, taken as a whole, or on any such acquisition or disposition; provided, however, in

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the event of a situation  described in this clause  (iv),  the Company may defer registration for a period not to exceed 180 days.

         (c) If after the consummation by the Company of an IPO, the Company intends, whether or not in connection with a Demanding Group's request for registration pursuant to Sections 2.6(a) and (b) or otherwise, to register Shares on Form S-1, Form S-2 or Form S-3 or any corresponding form (other than Form S-4, Form S-8 or any other form used to register Shares offered in connection with any of the Company's employee benefit plans) applicable at the time under the Securities Act as then in effect (or any similar statute then in affect), the Company will give written notice to each Stockholder of its intention to do so, at least 30 business days prior to the time of the filing of any registration statement or qualification papers, and at the written request of any Stockholder (other than, in the case of registration pursuant to Sections 2.8(a) and (b), the Demanding Group that has requested such registration (the "Requesting Stockholder") given within 20 business days after receipt of any such notice (which request shall specify the number of Shares intended to be sold or disposed of by such Stockholder and shall describe the nature of any proposed sale or other disposition thereof which may include a distribution over a reasonable period of time), the Company will use its best efforts to cause such Shares to be registered or qualified to the extent required (in the opinion of the Company's counsel) to permit the sale or other disposition thereof (in accordance with the methods described by such Stockholder) (such right of each Stockholder (other than, in the case of registration

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pursuant to Sections 2.6(a) and (b), the Requesting  Stockholder) to participate in the proposed offering, a "piggy-back right"). The number of Shares that any Stockholder (including, in the case of registration pursuant to Sections 2.6(a) and (b), the Requesting Stockholder) intends to sell shall be subject to underwriters' cutbacks resulting from the underwriters' conclusion that the inclusion of all of the Shares requested to be included in the proposed offering would materially adversely affect the distribution of Shares in such offering or the market price of the Company's Common Stock if such Common Stock is publicly traded. Such underwriters' cutbacks shall be made on a pro rata basis by multiplying the number of Shares that each Stockholder desires to sell in the proposed offering by a fraction the numerator of which shall be the number of Shares that the underwriters deem appropriate to sell in the proposed offering and the denominator of which shall be the total number of Shares that all of the Stockholders (including, in the case of registration pursuant to Sections 2.6(a) and (b), the Requesting Stockholder) initially desire to sell in the proposed offering.

         (d) The Company shall endeavor in good faith to keep effective and maintain any registration, qualification, notification or approval specified in subparagraphs (a) and (b) of this Section 2.6 for such period not exceeding 90 days as may be necessary for any Stockholder participating in such registration to dispose of any Shares registered thereunder in the manner specified and from time to time shall amend or supplement the prospectus used

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in  connection  therewith  to the  extent  necessary  in  order to  comply  with applicable law. In connection with the registration of Shares under the Securities Act pursuant to this Agreement, the Company shall furnish each Stockholder whose Shares are registered thereunder and each underwriter, if any, with a copy of the registration statement and all amendments thereto and shall supply each such Stockholder and each underwriter, if any, with copies of any prospectus and all amendments and supplements thereto), in such quantities as
may  be  reasonable   necessary  for  the  purposes  of  the  proposed  sale  or distribution covered by such registration.

         (e) In connection with the Company's registration obligations pursuant to this Section 2.6, the Company shall:

                  (i) prepare and file with the Securities and Exchange Commission ("SEC") a registration statement on any appropriate form under the Securities Act, which form shall be selected by the Company and shall be available for the sale of the Shares in accordance with the intended method or methods of distribution thereof, and use its reasonable best efforts to cause such registration statement to become effective;

                  (ii) prepare and file with the SEC such amendments and post-effective amendments to the registration statement as may be necessary to keep such registration statement effective for the required duration thereof; cause the related prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities

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Act; and comply with the  provisions of the  Securities  Act with respect to the disposition of all securities covered by such registration statement during the applicable period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement or supplement to such prospectus;

         (iii) notify the selling Stockholders and the managing underwriters, if any, promptly, and (if requested by any such Stockholder) confirm such advice in writing, (A) when a prospectus or any prospectus supplement or posteffective amendment has been filed, and, with respect to a registration statement or any post-effective amendment, when the same has become effective, (B) of any request by the SEC for amendments or supplements to a registration statement or related prospectus or for additional information, (C) of the issuance by the SEC of any stop order suspending the effectiveness of a registration statement or the initiation or any proceedings for that purpose, (D) of the receipt by the Company of any notification with respect to the suspension of the qualification of any of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and (E) of the existence of any fact which results in a registration statement, a prospectus or any document incorporated therein by reference containing an untrue statement of a material fact or omitting to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

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         (iv)      use its reasonable best efforts to obtain the withdrawal
of any order suspending the effectiveness of a registration statement at the earliest possible moment;

         (v) provide a CUSIP number for all Shares, not later than the effective date of the applicable registration statement;

         (vi) in connection with an underwritten offering, (A) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, addressed to the underwriters, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such underwriters; (B) obtain "cold comfort" letters and updates thereof from the Company's independent certified public accountants, addressed to the underwriters, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters to underwriters in connection with underwritten offerings; and (C) make available for inspection during normal business hours by any underwriter participating in any disposition pursuant to a registration statement, and any attorney or accountant retained by such underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by such underwriter, attorney or accountant in connection with such registration statement; provided that such underwriters shall be selected by the Company and shall execute prior thereto an agreement with the Company that all such records, information or documents shall be kept confidential by such persons unless (1) disclosure of such records, information or documents is required by law or by a court or administrative order or (2) such records, information or documents are or become (but only when they become) generally available to the public other than as a result of disclosure in violation of this paragraph; and

         (vii) if any fact contemplated by Section 2.6(e)(iii)(E) above shall exist, prepare a supplement or post-effective amendment to the applicable registration statement or the related prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Shares being sold thereunder, such prospectus will not contain an untrue statement of material fact or omit to state any material fact necessary to make the statements therein under the circumstances under which they were made, not misleading.

         (f) All out-of-pocket expenses, disbursements and fees in connection with any action to be taken under this Section 2.6 shall be borne by the Company, including the reasonable fees and expenses of one counsel for all participating Stockholders except in connection with a registration on Form S-3 (or such corresponding form applicable at the time under the Securities Act) in which case the fees and expenses of counsel, if any, for participating Stockholders shall be for each participating Stockholder's own account. In no event, however, shall the foregoing expenses include the underwriters' discount in connection with an offering.

         (g) In the  event of any  registration  under  the  provisions  Of this
Section 2.6, the Company, to the extent permitted by law, will indemnify any Stockholder participating in such registration, its respective officers and directors, if any, and each Person, if any, who controls such Stockholder within the meaning of Section 15 of the Securities Act, against all losses, claims, damages and liabilities caused by any untrue statement of a material fact contained in the registration statement or prospectus (and as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading and will reimburse such Stockholder, its officers and directors and any Person, if any, who controls such Stockholder within the meaning of Section 15 of the Securities Act, against any legal or other expenses reasonably incurred by such Stockholder, officer, director or Person in connection with investigating or defending any such losses, claims, damages and liabilities, except insofar as such losses, claims, damages ar liabilities are caused by any untrue statement or omission contained in information furnished in writing to the Company by such Stockholder participating in such registration or by underwriters expressly for use therein. If the offering pursuant to any registration statement is made through underwriters, the Company agrees to enter into an underwriting agreement in customary form with such underwriters, and to the extent permitted by law, to indemnify such underwriters, their officers and directors, if any, and each Person, if any, who controls such underwriters within the meaning of Section 15 of the Securities Act to the same extent as provided in the preceding sentence with respect to the indemnification by the Company of Stockholders participating in such registration. The obligation of the Company under this Section 2.6 to register securities for any of the Stockholders shall be subject to the condition that each such Stockholder and the underwriters involved in the offering shall furnish to the Company in writing such information as shall be reasonably requested by the Company for use in connection with the preparation of any such registration statement or prospectus and, to the extent permitted by law, shall indemnify the Company, its directors and officers, any other underwriter, the other Stockholders participating in such registration and each Person, if any, who controls the Company, any other underwriter or such other Stockholders, within the meaning of Section 15 of the Securities Act, against all losses, claims, damages and liabilities caused by any untrue statement or omission contained in information so furnished in writing to the Company by such Stockholder or such underwriter expressly for use therein.

         (h) If the indemnification provided for in this Section 2.6 from the indemnifying party is unavailable to any indemnified party hereunder in respect of any losses, claims, damages or liabilities referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or independent parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party under this Section 2.6 as a result of the losses, claims, damages and liabilities referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 2.6(h) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to herein.

         (i) As expeditiously as possible after the effectiveness of any registration statement pursuant to this Section 2.6 and prior to such date as shall be certified to the Company as the date upon which the Transfer contemplated by such registration statement will be effected by any participating Stockholder, the Company will deliver in exchange for certificates representing Shares so registered bearing the legends set forth in Section 3.1, certificates therefor not bearing such legends as shall be required to effect such Transfer. In the event that the proposed Transfer is not made as contemplated by any such participating Stockholder, by acceptance thereof such Stockholder shall be deemed to have agreed that it will deliver such certificates not bearing such legends to the Company in exchange for new certificates bearing the legends set forth in Section 3.1 if the Company shall request and the Company agrees that it will make such exchange.

         (j) The obligations of the Company under this Sections 2.6 shall also be subject to the following additional limitations:

                  (i) The Company shall not be obligated to qualify any Shares for sale under the Blue Sky or securities laws of any state in which it would be required to qualify as a foreign corporation or to file a general consent to the service of process solely as the result of such qualification.

                  (ii) If any Stockholder desires to effect an underwritten offering, the Company shall not be required to file any registration statement in respect thereof unless the underwriter shall be selected by the Company.

         (k) Each of the Stockholders agrees that in connection with any IPO, such Stockholder will not, without the prior written consent of the Company, directly or indirectly, offer to sell, sell, contract to sell (including, without limitation, any short sale), grant any option for the sale of, acquire any option to dispose of, or otherwise dispose of any Shares for a period of 180 days following the date of the consummation of such IPO. Following any other underwritten public offering of Common Stock, each such Stockholder will not, without the prior written consent of the Company, directly or indirectly, offer to sell, sell, contract to sell (including, without limitation, any short sale), grant any option for the sale of, acquire any option to dispose of, or otherwise dispose of any Shares for a period of 180 days following the date of the consummation of any such public offering.

                                   ARTICLE III

                                     LEGENDS

         3.1 Shares. From and after the date hereof, all stock certificates representing Shares held by any of the Stockholders shall bear a legend which shall state substantially as follows:

         The shares represented by this certificate are subject to certain restrictions against transfer set forth in a Stockholders Agreement between the Company and its holders of Common Stock and Series A Preferred Stock. A copy of such Stockholders Agreement has been filed in the registered office of the Company in the State of Delaware, where the same may be inspected daily during business hours.

         3.2 Non-Investor  Shares. In addition to the legend required by section
3.1 above, all stock certificates representing Shares held by any of the Stockholders other than the Investors shall bear a legend which shall state substantially an follows:

         The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and such shares may not be offered, sold, pledged or otherwise transferred except (1) pursuant to an exemption from, or in a transaction not subject to, the registration requirements under the Securities Act or (2) pursuant to an effective registration statement under the

         Securities Act, in each case, in accordance with any applicable securities laws of any State of the United States.

         3.3 Investor Shares. In addition to the legend required by Section 3.1 above, all stock certificates representing Shares held by any of the Investors shall bear a legend which shall state substantially as follows:

         This security (or its predecessor) evidenced hereby was originally issued in a transaction exempt from registration under Section 5 of the United States Securities Act of 1933 (the "Securities Act") and applicable state securities laws and the security evidenced hereby, may not be offered, sold or otherwise transferred in the absence of such registration or an applicable exemption therefrom. The holder of the security evidenced hereby agrees for the benefit of the Company that
         (a) such security may be resold, pledged or otherwise transferred, only
         (1) in a transaction meeting the requirements of Rule 144 under the Securities Act, or in accordance with another exemption from the registration requirements of the Securities Act (and based upon an opinion of counsel if the Company so requests), (2) to the Company, or
         (3)  pursuant  to  an  effective   registration   statement  under  the
         Securities  Act,  in each  case,  in  accordance  with  any  applicable
         Securities laws of any state of the United States or any other applicable jurisdiction and (b) the holder will, and each subsequent holder is required to, notify any purchaser from it of the security evidenced hereby of the resale restrictions set forth in (a) above.

         3.4 Delivery of Certificates. Promptly upon execution and delivery of this Agreement, each Stockholder shall deliver to the Secretary of the Company all certificates then held by such Stockholder representing Shares which do not have such legends affixed thereto as are required by this Article III. The
Company shall cause such legends to be affixed promptly to each of such certificates and such certificates to be returned promptly to the registered holder thereof. The Company agrees that it will not cause or permit the Transfer of any Shares to be made on its books unless the Transfer is permitted by this Agreement and has been made in accordance with the terms.

                                   ARTICLE IV

                                  MISCELLANEOUS

         4.1 Entire Agreement. This Agreement contains the entire agreement between the parties hereto with respect to the subject matter and supersedes all prior arrangements or understandings
(whether written or oral) with respect thereto.

         4.2 Captions. The Article and Section captions used herein are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

         4.3 Counterparts. For the convenience of the parties, any number of counterparts of this Agreement may be executed by the parties hereto and each such executed counterpart shall be deemed to be an original instrument.

         4.4 Notices. All notices, consents, requests, instructions, approvals and other communications provided for herein and all legal process in regard hereto shall be validly given, made or served, if in writing and delivered by personal delivery, overnight courier, telecopier or registered or certified mail, return-receipt and postage prepaid addressed as follows:

         If to the Company, to:

                  Collingwood Plaza
                  4900 Route 33
                  Wall Township, New Jersey  07753
                  Attention:  John W. Lyle, President
                  Fax:  (908) 938-2825

         If to any of the Principal Stockholders, to the addresses set forth opposite each of their names on Schedule A attached hereto, and

         If to any of the Investors, to the addresses set forth opposite each of their names on Schedule B hereto.

or to such other address as any such party hereto may, from time to time, designate in writing to all other parties hereto, and any such communication shall be deemed to be given, made or served as of the date so delivered or, in the case of any communication delivered by mail, as of the date so received.

         4.5 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Company, the Stockholders and their respective heirs, devisees, legal representatives, successors, permitted assigns and other permitted transferees. The rights of a Stockholder under this Agreement may not be assigned or otherwise conveyed by any Stockholder except in connection with a Transfer of Shares which is in compliance with this Agreement.

         4.6 GOVERNING LAW. THIS AGREEMENT SHALL BE, GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF
NEW YORK, WITHOUT REGARD TO SUCH STATE'S CHOICE OF LAW PROVISIONS.

         4.7 Submission to Jurisdiction. (a) Each of the parties hereto hereby irrevocably acknowledge and consents that any legal action or proceeding brought with respect to any of the obligations arising under or relating to this Agreement shall be brought in this courts of the State of New York or in the United States District Court for the Southern District of New York, as the party bringing such action or proceeding may elect, and each of the parties hereto hereby irrevocably submits to and accepts with regard to any such action or proceeding, for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Subject to Section 4.7(b), the foregoing shall not limit the rights of any party to serve process in any other manner permitted by law. The foregoing consents to jurisdiction shall not constitute general consents to service of process in the State of New York for any purpose except as provided above and shall not be deemed to confer rights on any Person other than the respective parties to this Agreement.

         (b) Each of the parties hereto hereby waives any right it may have under the laws of any jurisdiction to commence by publication any legal action or proceeding with respect to this Agreement. To the fullest extent permitted by applicable law, each of the parties hereby irrevocably waives the objection which it may now or hereafter have to the laying of the venue of any suit, action or proceeding arising out of or relating to this Agreement in any of the courts referred to in Section 4.7(a) and hereby further irrevocably waives any claim that any such court is not a convenient forum for any such suit, action or proceeding.

         (c) The parties hereto agree that any judgment obtained by any party hereto or its successors or assigns in any action, suit or proceeding referred to above may, in the discretion of such party (or its successors or assigns), be enforced in any jurisdiction, to the extent permitted by applicable law.

         (d) The parties hereto agree that the remedy at law for any breach of this Agreement may be inadequate and that should any dispute arise concerning the sale or disposition of any Shares or the voting thereof or any other similar matter hereunder, this Agreement, shall be enforceable in a court of equity by an injunction or a decree of specific performance. Such remedies shall, however, be cumulative and nonexclusive, and shall be in addition to any other remedies which the parties hereto may have.

         4.8 Benefits Only to Parties. Nothing expressed by or mentioned in this Agreement is intended or shall be construed to give any Person, other than the parties hereto and their respective successors or permitted assigns, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provisions herein contained, this Agreement and all conditions and provisions being intended to be and being for the sole and exclusive benefit of the parties hereto and their respective successors and permitted assigns, and for the benefit of no other Person.

         4.9 Termination. This Agreement shall terminate upon the happening of any one of the following events:

                  (a) the voluntary or involuntary dissolution of the Company;

                  (b)  the sale of the Business as provided in Section 2.5;

                  (c) the consummation of an IPO, except that the provisions of Section 2.6 and this Article IV shall continue after such consummation; and

                  (d) if this Agreement has not been renewed or extended by a written instrument on or prior to the tenth anniversary of the date of this Agreement; provided, however, the provisions of Section 4.11 shall survive any termination of this Agreement.

         4.10 Publicity. Except as otherwise required by applicable laws or regulations, none of the parties hereto shall issue or cause to be issued any press release or make or cause to be made any other public statement in each case relating to or connected with or arising out of this Agreement or the matters contained herein, without obtaining the prior approval of the Principal Stockholders and the Company to the contents and the manner of presentation and publication thereof.

         4.11 Confidentiality. Each of the parties hereto hereby agrees that throughout the term of this Agreement it shall keep (and shall cause its directors, officers, employees, representatives and outside advisors and its affiliates to keep) all non-public information relating to the Company (including any such information received prior to the date hereof) confidential except information which (i) becomes known to such Stockholder from a source, other than the Company, its directors, officers, employee, representatives or outside advisors, which source is not obligated to the Company to keep such information confidential or (ii) becomes generally available to the public through no breach of this Agreement by any party hereto. Each of the parties hereto agrees that such non-public information (a) shall be communicated only to those of its directors, officers, employees, representatives, outside advisors and affiliates who need to know such non-public information and (b) will not be used by such party or its directors, officers, employees, representatives, outside advisors or affiliates either to compete with the Company or to conduct itself in a manner inconsistent with the antitrust laws of the United States or any state. Notwithstanding the foregoing, a party hereto may disclose non-public information if required to do so by a court of competent jurisdiction or by any governmental agency; provided, however, that prompt notice of such required disclosure be given to the Company prior to the making of such disclosure so that the Company may seek a protective order or other appropriate remedy. In the event that such protective order or other remedy is not obtained, the party hereto required to disclose the non-public information will disclose only that portion which such party is advised by opinion of counsel is legally required to be disclosed and will request that confidential treatment be accorded such portion of the non-public information.

         4.12 Amendments; Waivers. No provision of this Agreement may be amended, modified or waived without approval of the holders of (i) a majority of all of the outstanding shares of Common Stock, and (ii) a majority of all of the outstanding shares of Series A Preferred Stock.

                                    Execution

         IN WITNESS WHEREOF, the Company and the Principal Stockholders have has executed this Agreement as of ____________________, 1994.

                                          ALGOS PHARMACEUTICAL CORPORATION

                                          By____________________________
                                            Name:  John W. Lyle
                                            Title:  President

                                          -----------------------------
                                          Michael Hyatt

                                          -----------------------------
                                          Donald Drapkin

                                          -----------------------------
                                          Joseph Onek

                                          -----------------------------
                                          Howard Gittis

                                          -----------------------------
                                          Inez L. Kimmel

                                          -----------------------------
                                          Karen B. Lyle

                                          The March 17, 1993 Melissa
                                          Kimmel Trust

                                          By____________________________
                                            Name:
                                            Title:

                                          The March 17, 1993 Todd Kimmel
                                          Trust

                                          By____________________________
                                            Name:

                                            Title:

                                          The Ashley and Brenton Lyle 1993
                                          Trust

                                          By____________________________
                                            Name:
                                            Title:

                                   SCHEDULE A

                             PRINCIPAL STOCKHOLDERS

                                                                 Number of Shares
Name/Address                                                     of Common Stock
- ------------                                                     ----------------
Michael Hyatt                                                       116,666-2/3
c/o Bear, Stearns & Co., Inc.
245 Park Avenue - 3rd Floor
New York, New York  10167

Donald Drapkin                                                           87,500
c/o Revlon, Inc.
767 Fifth Avenue
New York, New York  10022

Joseph N. Onek                                                       58,333-1/3
c/o Crowell & Moring
1001 Pennsylvania Avenue
Washington, D.C.  20004-2595

Howard Gittis                                                            87,500
c/o Revlon, Inc.
767 Fifth Avenue
New York, New York  10022

Inez L. Kimmel                                                          105,000
c/o Roger H. Kimmel, Esq.
Latham & Watkins
885 Third Avenue - 10th Floor
New York, New York  10022

Karen B. Lyle                                                           210,000
c/o Algos Pharmaceutical Corporation
Collingwood Plaza
4900 Route 33
Wall Township, N.J.  07753

The March 17, 1993 Melissa Kimmel Trust                               5,833-1/3
c/o Roger H. Kimmel, Esq.
Latham & Watkins
885 Third Avenue - 10th Floor
New York, New York  10022

The March 17, 1993 Todd Kimmel Trust                                  5,833-1/3
c/o Roger H. Kimmel, Esq.
Latham & Watkins
885 Third Avenue - 10th Floor
New York, New York  10022

The Ashley and Brenton Lyle 1993 Trust                               23,333-1/3
c/o Algos Pharmaceutical Corporation
Collingwood Plaza
4900 Route 33
Wall Township, N.J.  07753